                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

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                                (AMENDMENT NO. )

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                                  ADAPTEC, INC.
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                             WARREN G. LICHTENSTEIN
                                 JACK L. HOWARD
                                 JOHN J. QUICKE
                                   JOHN MUTCH
                                 HOWARD LEITNER
                                 ANTHONY BERGAMO
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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      Steel Partners II, L.P. ("Steel"),  together with the persons and entities named on the cover of this Schedule 14A, are filing  materials  contained herein with the Securities and Exchange  Commission ("SEC") in connection with the 2007
annual  meeting  of  stockholders  (the  "Annual  Meeting")  of  Adaptec,   Inc.
("Adaptec").  Steel previously filed a preliminary  proxy statement with the SEC with respect to the  solicitation of proxies to elect five director  nominees at the Annual  Meeting.  On October  26,  2007,  Steel and Adaptec  entered  into a settlement agreement pursuant to which, among other things, Steel has terminated its proxy  solicitation  in connection  with the Annual  Meeting.  A copy of the
Joint  Press  Release  issued by Steel and  Adaptec  announcing  the  settlement agreement is filed herewith.

      Item 1. Joint  Press  Release  issued by Steel and  Adaptec on October 26,
2007:

FOR IMMEDIATE RELEASE

            ADAPTEC AND STEEL PARTNERS ANNOUNCE SETTLEMENT AGREEMENT

                  STEEL PARTNERS AGREES TO END ELECTION CONTEST

MILPITAS,  CA, Oct 26, 2007 -- Adaptec, Inc. (NASDAQ:  ADPT), a global leader in storage  solutions,  and Steel  Partners  II,  L.P.  ("Steel  Partners"),  which beneficially owns approximately 15% of the Company's  outstanding shares,  today announced that they have entered into a settlement agreement.

Under the terms of the  settlement,  the  Company  has  agreed to  nominate  and solicit  proxies for three Steel  Partners  representatives  for election at its upcoming 2007 Annual Meeting of  Stockholders to be held on December 13, 2007 to join what will become a nine-member board. Steel Partners has agreed to withdraw its preliminary proxy statement containing its opposing slate of nominees and to end its proxy solicitation.

The Company  agreed to expand its Board of Directors from eight to nine members.
Current  directors  Judith M.  O'Brien  and  Charles J. Robel will not stand for re-election.  Upon election at the Annual Meeting, Steel Partners' nominees John
Mutch,  John J.  Quicke and Jack L. Howard will be  appointed  to the  Company's
Audit, Compensation, and Nominating and Governance Committees, respectively.

"We are pleased to reach an agreement with Steel Partners that allows us to work together to deliver value to the  Company's  stockholders,  while  continuing to provide  quality  solutions  to  its  customers,"  said  S.  "Sundi"  Sundaresh,
President  and CEO of  Adaptec.  "We want to thank  Charles and Judith for their expertise and dedication while serving on Adaptec's Board of Directors until the stockholder meeting."

On behalf  of Steel  Partners  and its  nominees,  Jack  Howard  stated  "We are delighted to have reached a settlement with Adaptec on these important  matters.
We look  forward  to  working  together  with Sundi and the rest of the Board to increase value for all stockholders."

ABOUT ADAPTEC, INC.

Adaptec,  Inc.  (NASDAQ:  ADPT) provides trusted storage solutions that reliably move, manage, and protect critical data and digital content.  Adaptec's software and  hardware-based  solutions are delivered through leading Original  Equipment
Manufacturers (OEMs) and channel partners to provide storage connectivity,  data protection,  and networked  storage to  enterprises,  government  organizations, medium and small  businesses,  and  consumers  worldwide.  More  information  is available at WWW.ADAPTEC.COM.

ABOUT STEEL PARTNERS II, L.P.

Steel Partners II, L.P. is a New York-based private investment partnership.

SAFE HARBOR STATEMENT

This news  release  includes  forward-looking  statements  within the meaning of
Section 27A of the  Securities  Act of 1933, as amended,  and Section 21E of the
Securities  Exchange Act of 1934,  as amended.  Forward-looking  statements  are statements  regarding  future events or the future  performance of Adaptec,  and include statements  regarding  Adaptec's agreement to nominate three nominees of
Steel Partners for election at its upcoming  annual meeting and its agreement to increase  the  size of its  board  to nine  members  in  connection  with  these nominations,  and the  expectation  that the agreement  with Steel Partners will allow  Adaptec to work  together  to  deliver  value to its  stockholders  while continuing to provide quality solutions to its customers.  These forward-looking statements  are based on current  expectations,  forecasts and  assumptions  and involve a number of risks and  uncertainties  that could cause actual results to differ  materially from those anticipated by these  forward-looking  statements.
These risks include: if Adaptec does not meet its restructuring  objectives,  it may have to  continue  to  implement  additional  plans in order to  reduce  its operating costs;  achieving necessary support from the contract manufacturers to which  Adaptec has  outsourced  manufacturing,  assembly  and  packaging  of its products;  retaining key  management;  Adaptec's  ability to launch new software products;  difficulty in forecasting  the volume and timing of customer  orders;
reduced  demand in the server,  network  storage and desktop  computer  markets;
Adaptec's  target  markets'  failure to accept,  or delay in accepting,  network storage and other advanced storage solutions,  including Adaptec's SAS, SATA and
iSCSI lines of products;  decline in consumer  acceptance  of Adaptec's  current products; the timing and volume of orders by OEM customers for storage products;
Adaptec's  ability to control and manage costs  associated  with the delivery of new products;  and the adverse effects of the intense  competition Adaptec faces in its business.  For a more  complete  discussion of risks related to Adaptec's business,  reference is made to the section  titled "Risk  Factors"  included in
Adaptec's  Quarterly  Report on Form 10-Q for the fiscal  quarter ended June 30,
2007 on file with the Securities  and Exchange  Commission.  Adaptec  assumes no obligation to update any  forward-looking  information  that is included in this release.

Adaptec is a  registered  trademark  in the United  States and other  countries.
Other product and company names are trademarks or registered trademarks of their respective owners.